EXHIBIT 10.7

PROMISSORY NOTE

$108,900	Palo Alto, California February 11, 2000

For value received, the undersigned promises to pay T-Span Systems Corporation (the “Company”), at its principal office the principal sum of $108,900 with interest from the date hereof at a rate of 6.56% per annum, compounded annually, on the unpaid balance of such principal sum. Such principal shall be due and payable on the earlier of (i) six (6) years from the date hereof or (ii) six (6) months from the undersigned’s termination of employment with the Company. The interest shall be due and payable annually during the term of this Note.

Principal and interest hereunder are payable in lawful money of the United States of America. Amounts due under this Note may be prepaid at any time without penalty.

Should suit be commenced to collect any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys’ fees. The maker and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of nonpayment of this Note.

This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Pledge and Security Agreement between the undersigned and the Company of even date herewith.

/s/ Richard Redelfs

Richard Redelfs

PLEDGE AND SECURITY AGREEMENT

This Pledge and Security Agreement (the “Agreement”) is entered into this 11th day of February , 2000 by and between T-Span Systems Corporation (the “Company”) and Richard Redelfs (“Purchaser”).

RECITALS

In connection with Purchaser’s exercise of an option to purchase certain shares of the Company’s Common Stock (the “Shares”) pursuant to an Option Agreement dated November 5, 1999 between Purchaser and the Company, Purchaser is delivering a promissory note of even date herewith (the “Note”) in partial payment of the exercise price for the Shares. The company requires that the Note be secured by a pledge of the Shares on the terms set forth below.

AGREEMENT

In consideration of the Company’s acceptance of the Note as partial payment of the exercise price of the Shares, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. The Note shall become payable in full within six (6) months of the voluntary or involuntary termination or cessation of employment of Purchaser with the Company, for any reason, with or without cause (including death or disability).

2. Purchaser shall deliver to the Secretary of the Company, or his or her designee (hereinafter referred to as the “Pledge Holder”), all certificates representing the Shares, together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment A, executed by Purchaser and by Purchaser’s spouse (if married), in blank, for use in transferring all or a portion of the Shares to the Company if, as and when required pursuant to this Agreement. In addition, if Purchaser is married, Purchaser’s spouse shall execute the signature page attached to this Agreement.

3. As security for the payment of the Note and any renewal, extension or modification of the Note, Purchaser hereby grants to the Company a security interest in and pledges with and delivers to the Company Purchaser’s Shares (sometimes referred to herein as the “Collateral”). Purchaser agrees that the Note is full recourse to Purchaser beyond the Collateral.

4. In the event that Purchaser prepays all or a portion of the Note, in accordance with the provisions thereof, Purchaser intends, unless written notice to the contrary is delivered to the Pledge Holder, that the Shares represented by the portion of the Note so repaid, including annual interest thereon, shall continue to be so held by the Pledge Holder, to serve as independent collateral for the outstanding portion of the Note.

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5. In the event of any foreclosure of the security interest created by this Agreement, the Company may sell the Shares at a private sale or may repurchase the Shares itself. The parties agree that, prior to the establishment of a public market for the Shares of the Company, the securities laws affecting sale of the Shares make a public sale of the Shares commercially unreasonable. The parties further agree that the repurchasing of such Shares by the Company, or by any person to whom the Company may have assigned its rights under this Agreement, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares reduced by any limitation on transferability, whether due to the size of the block of shares or the restrictions of applicable securities laws.

6. In the event of default in payment when due of any indebtedness under the Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the California Commercial Code including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

(a) To the extent necessary, proceeds shall be used to pay all reasonable expenses of the Company in enforcing this Agreement and the Note, including, without limitation, reasonable attorney’s fees and legal expenses incurred by the Company.

(b) To the extent necessary, proceeds shall be used to satisfy any remaining indebtedness under Purchaser’s Note.

(c) Any remaining proceeds shall be delivered to Purchaser.

7. Upon full payment by Purchaser of all amounts due under the Note, Pledge Holder shall deliver to Purchaser all Shares in Pledge Holder’s possession belonging to Purchaser, and Pledge Holder shall thereupon be discharged of all further obligations under this Agreement; provided, however, that Pledge Holder shall nevertheless retain the Shares as escrow agent if at the time of full payment by Purchaser said Shares are still subject to other rights in favor of the Company which provide for an escrow.

8. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

9. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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The parties have executed this Pledge and Security Agreement as of the date first set forth above.

COMPANY:

T-SPAN SYSTEMS CORPORATION

By:

Title:

Address: 3145 Porter Drive Palo Alto, CA 94304

PURCHASER:

RICHARD REDELFS

(Signature)

Address:

(Signature of Spouse if applicable)

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ATTACHMENT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Pledge and Security Agreement between the undersigned (“Purchaser”) and T-Span Systems Corporation, dated February 11, 2000, (the “Agreement”), Purchaser hereby sells, assigns and transfers unto                                                   (                    ) shares of the Common Stock of T-Span Systems Corporation, standing in Purchaser’s name on the books of said corporation represented by Certificate No.          herewith and hereby irrevocably appoints                                                           to transfer said stock on the books of the within-named corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.

Dated: February     , 2000

Signature:	/s/ Richard Redelfs

Richard Redelfs

Susan S. Redelfs

Spouse of Richard Redelfs (if applicable)

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to perfect the security interest of the Company pursuant to the Agreement.

RECEIPT

The undersigned hereby acknowledges receipt of Certificate No.              for                                          shares of Common Stock of T-Span Systems Corporation (the “Company”).

Dated:

Richard Redelfs

RECEIPT AND CONSENT

The undersigned hereby acknowledges receipt of a photocopy Certificate No.              for                          shares of Common Stock of T-Span Systems Corporation (the “Company”).

The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as Pledge Holder pursuant to the Pledge and Security Agreement Purchaser has previously entered into with the Company. As Pledge Holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned’s name.

Dated:

Richard Redelfs

RECEIPT

T-Span Systems Corporation (the “Company”) hereby acknowledges receipt of a check in the amount of $1,100 representing the par value of 1,100,000 shares of the Company’s Common Stock purchase by Mr. Richard Redelfs.

Dated: February , 2000	T-SPAN SYSTEMS CORPORATION

By:

Title: